UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2021

Bright Mountain Media, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-998-2440 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm.

On August 25, 2021, the Audit Committee of the Board of Directors of Bright Mountain Media, Inc. (the “Company”) approved the dismissal of EisnerAmper LLP (“Eisner”), as the Company’s independent registered public accounting firm, effective August 24, 2021, and the engagement of WithumSmith+Brown, PC (“Withum”) as its new independent registered public accounting firm for the years ended December 31, 2019 and December 31, 2020. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Eisner.

Eisner’s audit reports on the financial statements for the years ended December 31, 2018 and 2019 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles except for the inclusion of an explanatory paragraph related to substantial doubt about the ability to continue as a going concern.

During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through August 24, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eisner’s satisfaction, would have caused Eisner to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Eisner concurred with the Company’s assessment of material weaknesses related to the Company’s internal controls over financial reporting.

In its Management’s Report on Internal Control Over Financial Reporting, as set forth in Item 4 “Controls and Procedures” of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 and Item 9A “Controls and Procedures” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company reported material weaknesses in its internal controls over financial reporting, which constitute reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). These material weaknesses are: i) Insufficient segregation of duties, oversight of work performed and lack of compensating controls in our finance and accounting functions due to limited personnel, ii) The Company’s systems that impact financial information and disclosures have ineffective information technology controls, iii) Inadequate controls surrounding revenue recognition, to ensure that all material transactions and developments impacting the financial statements are reflected and properly recorded, iv) Management evaluation of 1) the disclosure controls and procedures and 2) internal control over financial reporting was not sufficiently comprehensive due to limited personnel, v) Ineffective controls and procedures in area of review and preparation of Form 10-K and other filings on a timely basis, vi) Inadequate controls surrounding information provided to third party valuation reports in connection with acquisitions to ensure that the financial information is accurate and free from misstatements, and vii) Management calculation of the provision for income taxes and related deferred income taxes were not calculated correctly in accordance with ASC 740, Income Taxes. Management needs to gain a more precise understanding of the components of the income tax provision and deferred income taxes and monitor the differences between the income tax basis and financial reporting basis of assets and liabilities to effectively reconcile the deferred income tax balances. The Audit Committee discussed the subject matter of the reportable events with Eisner. The Company has authorized Eisner to respond fully to Withum’s inquiries concerning the subject matter of such reportable events. Notwithstanding these material weaknesses in internal control over financial reporting, the Company has concluded that, based on its knowledge, the consolidated financial statements, and other financial information included in its Annual Reports on Form 10-K for the fiscal year ended December 31, 2019 present fairly, in all material respects the Company’s financial condition, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States. However, on March 31, 2021, the Company issued a Form 8-K where it disclosed that it determined that the Company’s previously issued consolidated financial statements as of and for the years ended December 31, 2019, and the unaudited consolidated financial statements as of and for each of the interim quarterly periods ended September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 (collectively, the “Prior Period Financial Statements”), should no longer be relied upon due to material errors contained in those financial statements.

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During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through August 24, 2021, neither the Company nor anyone on its behalf has consulted with Withum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Eisner with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Eisner furnish the Company with a letter addressed to the SEC stating whether or not Eisner agrees with the above statements. A copy of the letter from Eisner dated August 31, 2021 is filed with this Current Report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm.

Concurrent with the decision to dismiss Eisner as the Company’s independent registered public accounting firm, the Company’s Audit Committee and the Board of Directors approved the engagement of Withum as the Company’s new independent registered public accounting firm to audit the Company’s financial statements fiscal year 2019 and 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Eisner Amper LLP to the Securities and Exchange Commission, dated August 31, 2021 regarding statements included in this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2021	Bright Mountain Media, Inc.

	By:	/s/ Edward Cabanas
Edward Cabanas, Chief Financial Officer

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